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                                   EXHIBIT 99

                                  SCHEDULE 13G
                                POWER OF ATTORNEY



         The undersigned hereby appoints Stanley M. Fisher and Glenn E. Morrical and each of them her true and lawful attorney, with full power of substitution and resubstitution to affix for her and in her name, as attorney-in-fact her signature to any Schedule 13G (or any amendment thereof) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 with respect to LESCO, Inc.

                                                /s/ Naomi FitzGibbon
                                                -------------------------------
                                                Signature


                                                Naomi FitzGibbon
                                                -------------------------------
                                                Name


                                                2/16/98
                                                -------------------------------
                                                Date